                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Scudder High Income Trust
                 Scudder Intermediate Government & Agency Trust
                       Scudder Multi-Market Income Trust
                         Scudder Municipal Income Trust
                    Scudder Strategic Municipal Income Trust
                         Scudder Strategic Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           SCUDDER HIGH INCOME TRUST

                 SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST

                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                       JUNE 29, 2004 AND PROXY STATEMENT



                                                                    May 24, 2004


To the Shareholders:


You are invited to attend a joint annual meeting of the shareholders of Scudder High Income Trust ("KHI"), Scudder Intermediate Government & Agency Trust (formerly Scudder Intermediate Government Trust) ("KGT"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Municipal Income Trust ("KSM") and Scudder Strategic Income Trust ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on Tuesday, June 29, 2004 at 4:00 p.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:


1. To elect Trustees to the Board of each Fund as outlined below:

   (a) For KHI, KGT, KMM and KST only, to elect nine Trustees to the Board of each Fund; and

   (b) For KTF and KSM only, to elect nine Trustees to the Board of each Fund with seven Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

The Board of each Fund has fixed the close of business on March 31, 2004 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
 ------------------------------------------------------------------------------


The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on June 29, 2004, and at any and all postponements or adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about May 25, 2004.


The Board of each Fund recommends shareholders vote FOR ITEMS 1, 2 AND 3. The vote required to approve all three items is described under "Miscellaneous."

The Board of each Fund has fixed the close of business on March 31, 2004 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:


FUND                                                           SHARES
----                                                           ------
KHI.......................................................   31,468,895
KGT.......................................................   33,996,171
KMM.......................................................   20,432,247
KTF
  Common..................................................   38,832,628
  Preferred...............................................       53,000
KSM
  Common..................................................   10,820,367
  Preferred...............................................        2,800
KST.......................................................    3,484,320


KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Boards may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the seven remaining Trustees. On Items 2 and 3, the holders of the Common Shares and Preferred Shares will vote together as a single class.

The following table identifies the Funds entitled to vote on each Proposal.


                                     PROPOSAL                               PAGE
                                     --------                               ----
Item 1:  1.a.  To elect nine Trustees to the Board of the Fund.
                                                                              4
                   KHI, KGT, KMM and KST..................................
         1.b.  To elect nine Trustees to the Board of the Fund with seven
               Trustees to be elected by the holders of Preferred and
               Common Shares voting together and two Trustees to be
               elected by holders of the Preferred Shares only.
                                                                              5
                   KTF and KSM............................................
Item 2:
               To ratify the selection of Ernst & Young LLP as the
               independent auditors for the Fund for the Fund's current
               fiscal year.
                                                                             16
                   All Funds..............................................
Item 3:
               To approve the modification or elimination of certain
               investment policies and the elimination of the shareholder approval requirement as to certain other matters.
                                                                             18
                   All Funds..............................................
         ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND
         INVESTMENT OBJECTIVES AND INVESTMENT POLICIES
         3.0   Investment Objectives
                                                                             20
                   All Funds..............................................
         3.1   Investment Policies
                                                                             20
                   KHI, KGT, KMM, KTF and KST.............................
         REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT
         3.2   Diversification
                                                                             21
               (a) KHI, KGT, KMM, KTF and KST.............................
                                                                             22
               (b) KSM....................................................
         3.3   Borrowing
                                                                             22
                   All Funds..............................................
         3.4   Senior Securities
                                                                             23
                   All Funds..............................................

                                     PROPOSAL                               PAGE
                                     --------                               ----
         3.5   Concentration
                                                                             23
                   All Funds..............................................
         3.6   Underwriting of Securities
                                                                             24
                   All Funds..............................................
         3.7   Investment in Real Estate
                                                                             24
                   All Funds..............................................
         3.8   Purchase of Commodities
                                                                             25
                   All Funds..............................................
         3.9   Lending
                                                                             25
                   All Funds..............................................
         ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER
         FUNDAMENTAL POLICIES
         3.10  Margin Purchases and Short Sales
                                                                             26
                   All Funds..............................................
         3.11  Restricted and Illiquid Securities
                                                                             27
                   KGT, KTF and KSM.......................................
         3.12  Investment in Other Investment Companies
                                                                             27
                   KHI, KGT, KMM and KST..................................
         3.13  Investment other than in Municipal Securities and Temporary
               Investments
                                                                             27
                   KSM and KTF............................................


                   ITEM 1. ELECTION OF TRUSTEES TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.


At the Meeting, shareholders of each Fund will be asked to elect nine individuals to constitute the Board of Trustees of each Fund. Board members are elected annually pursuant to each Trust's Declaration of Trust and By-Laws. The nine individuals nominated for election as Trustees of each Fund were nominated after careful consideration by each Fund's present Board of Trustees. The nominees are listed below. Eight of the nine nominees are currently Trustees of each Fund and are currently trustees or directors of other funds advised by DeIM. One of the nominees, Mr. Shiebler, is a senior executive officer of DeIM and is an "interested person" (an "Interested Person") of the Advisor of the Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that he is an officer of the Advisor. He is referred to as an "Interested Nominee." Each of the remaining eight nominees is not an Interested Person of the Advisor of the Funds within the meaning of the 1940 Act and is referred to as a "Non-interested Trustee" or "Independent Trustee." These eight nominees, together with one Independent Trustee who will be retiring from the Funds' Boards coincident with the Meeting (Mr. Fred Renwick), and one Trustee who is an Interested Person of the Advisor ("Interested Trustee") who will be retiring from the Funds' Boards on June 18, 2004 (Mr. Richard Hale), currently oversee 82 fund portfolios in the Scudder Fund Complex, and are often referred to as the "Chicago Board."


The persons named as proxies on the enclosed proxy card(s) will vote for the election of all the nominees (as to each relevant Fund) unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of each Fund.


KTF AND KSM ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Shiebler and Weithers are nominees for election by holders of the Preferred Shares of each Fund. In addition, seven other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Ms. Peterson and Messrs. Ballantine, Burnham, Dunaway, Edgar, Freeman and Hoffman are nominees for election by all shareholders.



All the nominees listed below have consented to serve as Trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The nominees, eight of whom are current Trustees standing for re-election, are listed below. The address of each nominee is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.


NOMINEES FOR ELECTION AS TRUSTEES


                             NON-INTERESTED PERSONS



NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS IN
PRINCIPAL OCCUPATION(S) FOR              YEAR FIRST BECAME A      SCUDDER FUND
PAST 5 YEARS, AND OTHER DIRECTORSHIPS      BOARD MEMBER(1)      COMPLEX OVERSEEN
-------------------------------------    -------------------   ------------------
JOHN W. BALLANTINE (58), Trustee;         2001-All Funds               82
Retired; formerly, Executive Vice
President and Chief Risk Management
Officer, First Chicago NBD
Corporation/The First National Bank of
Chicago (1996-1998); Executive Vice
President and Head of International
Banking (1995-1996); Director, Enron
Corporation (energy trading firm)
(effective May 30, 2002); First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
American Healthways, Inc. (provider of
disease and care management services);
Portland General Electric (utility
company).

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS IN
PRINCIPAL OCCUPATION(S) FOR              YEAR FIRST BECAME A      SCUDDER FUND
PAST 5 YEARS, AND OTHER DIRECTORSHIPS      BOARD MEMBER(1)      COMPLEX OVERSEEN
-------------------------------------    -------------------   ------------------
LEWIS A. BURNHAM (71), Trustee;           2001-All Funds               82
Retired; formerly, Director of
Management Consulting, McNulty &
Company (1990-1998); prior thereto,
Executive Vice President, Anchor Glass
Container Corporation.
DONALD L. DUNAWAY (67), Trustee;          2001-All Funds               82
Retired; formerly, Executive Vice
President, A.O. Smith Corporation
(diversified manufacturer) (1963-1994).
JAMES R. EDGAR (57), Trustee;             1999-All Funds               82
Distinguished Fellow, University of
Illinois Institute of Government and
Public Affairs (1999-present);
formerly, Governor, State of Illinois
(1991-1999); Director, Kemper Insurance
Companies; John B. Sanfilippo & Son,
Inc. (processor/packager/marketer of
nuts, snacks and candy products);
Horizon Group Properties, Inc.;
Youbet.com (online wagering platform);
Alberto-Culver Company (manufactures,
distributes and markets health and
beauty-care products).
PAUL K. FREEMAN (53), Trustee;            2002-All Funds               82
President, Cook Street Holdings
(consulting); Senior Visiting Research
Scholar, Graduate School of
International Studies, University of
Denver; Consultant, World Bank/Inter-
American Development Bank; formerly,
Project Leader, International Institute
for Applied Systems Analysis
(1998-2001); Chief Executive Officer,
The Eric Group, Inc. (environmental
insurance) (1986-1998).
ROBERT B. HOFFMAN (67), Trustee;          2001-All Funds               82
Retired; formerly, Chairman,
Harnischfeger Industries, Inc.
(machinery for the mining and paper
industries) (1999-2000); prior thereto,
Vice Chairman and Chief Financial
Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products) (1994-1999);
Director, RCP Advisors, LLC.

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS IN
PRINCIPAL OCCUPATION(S) FOR              YEAR FIRST BECAME A      SCUDDER FUND
PAST 5 YEARS, AND OTHER DIRECTORSHIPS      BOARD MEMBER(1)      COMPLEX OVERSEEN
-------------------------------------    -------------------   ------------------
SHIRLEY D. PETERSON (62), Trustee;        2001-All Funds               82
Retired; formerly, President, Hood
College (1995-2000); formerly, Partner,
Steptoe & Johnson (law firm);
Commissioner, Internal Revenue Service;
Assistant Attorney General (Tax), U.S.
Department of Justice; Director,
Federal Mogul Corp. (supplier of
automotive components and subsystems);
AK Steel (steel production); Goodyear
Tire & Rubber Co.; Trustee, Bryn Mawr
College; formerly, Director, Bethlehem
Steel Corp.
JOHN G. WEITHERS (70), Trustee;           1993-All Funds               82
Retired; formerly, Chairman of the           except KST
Board and Chief Executive Officer,           1994-KST
Chicago Stock Exchange; Director,
Federal Life Insurance Company;
Chairman of the Members of the
Corporation and Trustee, DePaul
University; formerly, Director,
International Federation of Stock
Exchanges, Records Management Systems.


---------------

(1) Each Trustee currently serves on the boards of 31 trusts/corporations comprised of 82 funds.

                              INTERESTED PERSON(1)


NAME, AGE, POSITION WITH FUNDS,(2)                                NUMBER OF FUNDS IN
PRINCIPAL OCCUPATION(S) FOR            YEAR FIRST BECAME A       SCUDDER FUND COMPLEX
PAST 5 YEARS, AND OTHER DIRECTORSHIPS     BOARD MEMBER       TO BE OVERSEEN IF ELECTED(3)
-------------------------------------  -------------------   ----------------------------
WILLIAM N. SHIEBLER(62), Chief                 N/A                       148
Executive Officer in the Americas for
Deutsche Asset Management ("DeAM")
and a member of the DeAM Global
Executive Committee (since 2002);
formerly, Vice Chairman of Putnam
Investments, Inc. (1999); Director
and Senior Managing Director of
Putnam Investments, Inc. and
President, Chief Executive Officer
and Director of Putnam Mutual Funds
Inc. (1990-1999).


---------------


(1) Interested person of the Advisor as defined in the 1940 Act due to his position with the Advisor.



(2) Mr. Shiebler has been appointed Trustee and Chairman of each Board as of June 18, 2004.



(3) It is anticipated that Mr. Shiebler will be appointed to the boards of 52 trusts/ corporations comprised of 148 funds on June 18, 2004.

As of December 31, 2003, none of the Non-interested Trustees owned securities beneficially of the Advisor, or any person directly or indirectly controlling, controlled by or under common control with, the Advisor.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES--BOARD AND COMMITTEE MEETINGS


The primary responsibility of each Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. Each Board proposed for election at the Meeting is comprised of one individual who would be an Interested Trustee, and eight individuals who are Independent Trustees. SEC rules require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 89% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of each Fund.


Each Board meets multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "ICI Best Practices Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2003, the Board of each Fund met 8 times. Each then current Trustee attended 100% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2003, except for one former Trustee who resigned on January 1, 2004, who attended 75% of the Board meetings.

Each Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee and a Fixed-Income Oversight Committee (each a "Committee" and collectively, the "Committees"). The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers.

AUDIT COMMITTEE


The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, reviews and discusses each Fund's audited financial statements with management and performs such other tasks as the full Board deems necessary or appropriate. For the 2003 fiscal year for each Fund, the Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Funds' independent auditors provided the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditors their firm's independence. Based on its review and discussions with management and the independent auditors of each Fund's financial statements and other written disclosure provided by the independent auditors, the Committee recommended to each Board that the audited financial statements be included in the annual report provided to shareholders for each Fund's 2003 fiscal year. The Committee is comprised of only Non-interested Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX") listing standards applicable to closed-end funds. The members of the Committee are Donald L. Dunaway (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Audit Committee held 10 meetings for all Funds except KHI, KMM, KTF, KSM and KST, which held 11 meetings, during calendar year 2003. A copy of the Audit Committee Charter for each Fund is attached as Appendix 1 hereto.


NOMINATING AND GOVERNANCE COMMITTEE


Each Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 6 meetings during calendar year 2003. Each Fund's Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached as Appendix 2 hereto. The Charter is not currently available on a website. Each member of the Committee is "independent," which means that he or she is not an "interested person" of the Fund, as defined in the 1940 Act.

The Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.



The Nominating and Governance Committee's principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience, (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders, (c) candidates should commit to strive for high attendance levels at regular and special Board meetings, and participate in committee meetings as needed, and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.


VALUATION COMMITTEE

Each Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by each Board, determines the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committee held 2 meetings for all Funds during calendar year 2003.

OPERATIONS COMMITTEE


Each Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, portfolio transaction policies, and custody and transfer agency arrangements. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 7 meetings during calendar year 2003.


FIXED-INCOME OVERSIGHT COMMITTEE

Each Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the

Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chairman), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2003.

SHAREHOLDER COMMUNICATION WITH THE TRUSTEES

The Board of each Fund provides a process for shareholders to send communications to the Board. (These communications do not include shareholders' proposals described below under "Miscellaneous--Proposals of Shareholders.") Correspondence should be sent by U.S. mail or courier service to the Funds' Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Lead Independent Trustee (currently Ms. Peterson) if addressed to the Board, or to a specific Trustee if addressed to that Trustee.

COMPENSATION OF TRUSTEES

Each Fund pays its Independent Trustees a monthly retainer, paid on a quarterly basis, plus expenses, and an attendance fee for each Board meeting and Committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which DeIM serves as investment manager. DeIM supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and one of the Trustees are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to DeIM, although the Funds make no direct payments to them. The Trustee and officers of a Fund who are "Interested Persons" receive no compensation from such Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of each Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by the Advisor ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 3 in the Trustees' share ownership.

The table below shows, for each Trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during the 2003 calendar year and the total compensation that the funds advised by DeIM or its affiliates (collectively, the "Scudder Fund Complex") paid or accrued during calendar year 2003.

                                                                                       AGGREGATE
                                                                                     COMPENSATION
                                        AGGREGATE COMPENSATION FROM FUND                 FROM
                               ---------------------------------------------------   SCUDDER FUND
NAME OF TRUSTEE                 KHI      KGT      KMM      KTF      KSM      KST     COMPLEX(3)(4)
---------------                ------   ------   ------   ------   ------   ------   -------------
John W. Ballantine...........  $2,542   $3,018   $2,542   $3,864   $2,369   $1,495     $218,350
Lewis A. Burnham.............  $2,650   $3,180   $2,610   $4,000   $2,500   $1,620     $209,620
Donald L. Dunaway............  $2,768   $3,205   $2,690   $4,290   $2,538   $1,585     $239,200
James R. Edgar(1)............  $2,190   $2,610   $2,190   $3,330   $2,100   $1,350     $175,210
Paul K. Freeman..............  $2,463   $2,936   $2,464   $3,762   $2,318   $1,471     $194,280
Robert B. Hoffman............  $2,371   $2,772   $2,371   $3,603   $2,261   $1,460     $189,160
Shirley D. Peterson(2).......  $2,585   $3,183   $2,586   $4,018   $2,492   $1,569     $207,790
Fred B. Renwick..............  $2,280   $2,700   $2,280   $3,420   $2,160   $1,380     $183,940
John G. Weithers.............  $2,305   $2,773   $2,306   $3,588   $2,212   $1,419     $185,380

---------------

(1) Includes deferred fees for Governor Edgar. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of selected funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in Shadow Shares) payable from the Funds to Governor Edgar are as follows:
    $6,415, $7,508, $6,184, $10,544, $6,474 and $4,061 from KHI, KGT, KMM, KTF,
    KSM and KST, respectively.

(2) Includes $19,020 in annual retainer fees in Ms. Peterson's role as Lead Independent Trustee.

(3) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds. Each Trustee currently serves on the boards of 31 trusts/corporations in the Scudder Fund Complex, comprised of 82 funds.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with amending the administrative services agreements and the transfer agency agreements and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Each Fund recently adopted a policy that the Board generally should be represented at annual shareholder meetings by at least one Trustee. No Trustee attended the Funds' annual meeting held on May 29, 2003.

FUND OFFICERS

Information about the executive officers of each Fund, with their respective ages, terms as Fund officers indicated and principal occupation for the past five years, is set forth below.


Richard T. Hale(1) (58), Chief Executive Officer of each Fund since 11/19/03. Mr. Hale is a Managing Director of Deutsche Investment Management Americas, Inc., Deutsche Asset Management (1999-present) and Deutsche Bank Securities, Inc. (1999-present); Director and President, Investment Company Capital Corp. (registered investment adviser) (1996-present); Director, Deutsche Global Funds, Ltd. (2000-present), CABEI Fund (2000-present), North American Income Fund (2000-present) (registered investment companies); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer, Deutsche/ Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (registered investment companies); Vice President, Deutsche Asset Management Inc. (2000-present); formerly, President of each Fund (2003); Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).



Julian F. Sluyters (43)(1), Chief Executive Officer of each Fund effective 6/18/04. Mr. Sluyters is a Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Korea Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); formerly, President and Chief Executive Officer of UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations of UBS Global Asset Management (1991-1998).


Brenda Lyons (40), President of each Fund since 12/01/03. Ms. Lyons is also a Managing Director of Deutsche Asset Management.


Philip J. Collora (58), Vice President of each Fund except KST since 2/1/90 and KST since 3/2/90, and Assistant Secretary of each Fund since 1/24/01. Mr. Collora is also a Director of Deutsche Asset Management.


Kenneth Murphy (40), Vice President of each Fund since 1/15/03. Mr. Murphy is also a Vice President of Deutsche Asset Management (2001-present) and formerly, a Director of John Hancock Signature Services (1992-2001).

Charles A. Rizzo (46), Treasurer of each Fund since 11/20/02. Mr. Rizzo is also a Managing Director of Deutsche Asset Management (February 2004-present) and formerly, Director of Deutsche Asset Man-

---------------

(1) Mr. Hale will retire on June 18, 2004. Mr. Sluyters has been elected Chief Executive Officer of each Fund, effective June 18, 2004.

agement (2000-2004); Vice President and Fund Accounting Department Head of BT Alex. Brown Incorporated (now Deutsche Bank Securities, Inc.) (1998-1999); and a Senior Manager of Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).



Salvatore Schiavone (37), Assistant Treasurer of each Fund since 5/14/03. Mr. Schiavone is also a Director of Deutsche Asset Management.



Kevin M. Gay (44), Assistant Treasurer of each Fund since 5/12/04. Mr. Gay is also a Vice President of Deutsche Investment Management Americas (2002-present) and formerly, a Vice President and Director of PFPC, Inc. or its predecessor organization (1994-2002).


Kathleen Sullivan D'Eramo (46), Assistant Treasurer of each Fund since 5/14/03. Ms. D'Eramo is also a Director of Deutsche Asset Management.

John Millette (41), Secretary of each Fund since 9/26/01. Mr. Millette is also a Director of Deutsche Asset Management.

Daniel O. Hirsch (49), Assistant Secretary of each Fund since 4/5/02. Mr. Hirsch is also a Managing Director of Deutsche Asset Management (2002-present); a Director of Deutsche Global Funds Ltd. (2002-present); and formerly, a Principal of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999).

Caroline Pearson (41), Assistant Secretary of each Fund since 1/21/98. Ms. Pearson is a Managing Director of Deutsche Asset Management.

Lisa Hertz (33), Assistant Secretary of each Fund since 9/26/03. Ms. Hertz is also an Assistant Vice President of Deutsche Asset Management.

The officers of each Fund are elected by the Board of each Fund on an annual basis to serve until their successors are elected and qualified.


SHARE OWNERSHIP. As of December 31, 2003, each executive officer, nominee and Trustee of each Fund individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund. Appendix 3 hereto lists the dollar range and amount of shares of each Fund owned directly or beneficially owned by each Trustee and nominee of the Funds individually and as a group with the executive officers of each Fund. As of December 31, 2003, the Trustees and executive officers did not own any Preferred Shares of KTF or KSM.

As of December 31, 2003, no person is known to any Fund to have owned beneficially more than 5% of any class of shares of any Fund, except as noted below:



880 shares in the aggregate, or 31.43% of the outstanding Preferred Shares of KSM, were held by Pinnacle West Capital Corp., P.O. Box 53999, Phoenix, Arizona 85072-3999.



200 shares in the aggregate, or 7.14% of the outstanding Preferred Shares of KSM, were held by Devon Energy Corp., 20 N. Broadway, Oklahoma City, Oklahoma 73102-8202.



200 shares in the aggregate, or 7.14% of the outstanding Preferred Shares of KSM, were held by a person whose name and address is not known to the Fund.



280 shares in the aggregate, or 10.00% of the outstanding Preferred Shares of KSM, were held by a person whose name and address is not known to the Fund.



SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Trustees, the Advisor, affiliated persons of the Advisor and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2003 (December 31, 2003 for KGT), all filings were timely, except that Phil Condon filed a Form 4 late for KTF; Sean McCaffrey filed a Form 3 late for KMM; Edwin Guiterrez, Karl Sternberg, James Knell, Simon Kempton, Annette Fraser, David Haysey, Stephen Illot, Matthew Linsey, Alexander Tedder and Brett Diment (current and former officers and directors of the subadviser) each filed a Form 3 late for KGT; and Brenda Lyons filed a Form 3 late for all Funds.


INVESTMENT MANAGER. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 345 Park Avenue, New York, NY 10154, serves as each Fund's investment adviser and manager pursuant to an investment management agreement. Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, serves as the subadviser for Scudder Multi-Market Income Trust, Scudder Strategic

Income Trust and Scudder Intermediate Government & Agency Trust pursuant to subadvisory agreements with the Advisor.



Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

Each Board, including the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors to audit the books and records of each Fund for the current fiscal year, and recommends that shareholders ratify such selection. E&Y has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of E&Y as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

The following table shows fees paid to E&Y by each Fund during that Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committees for the Advisor and certain entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Fund (collectively, the "Advisor Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether E&Y's receipt of non-audit fees from the Fund, DeIM and all Advisor Entities is compatible with maintaining E&Y's independence.


                                               AUDIT RELATED                            ALL OTHER
                              AUDIT FEES(1)       FEES(2)          TAX FEES(3)           FEES(4)
                              -------------    -------------       -----------          ---------
                                                     ADVISOR              ADVISOR            ADVISOR
NAME OF FUND                      FUND        FUND   ENTITIES    FUND     ENTITIES   FUND    ENTITIES
------------                      ----        ----   --------    ----     --------   ----    --------
Scudder High Income Trust
 2002.......................     $38,008       $0    $212,800   $ 6,707      $0      $  0       $0
 2003.......................     $40,881       $0    $112,900   $ 8,266      $0      $364       $0
Scudder Intermediate
 Government & Agency Trust
 2002.......................     $35,951       $0    $212,800   $ 6,344      $0      $  0       $0
 2003.......................     $32,364       $0    $112,900   $ 7,231      $0      $364       $0
Scudder Multi-Market Income
 Trust
 2002.......................     $35,483       $0    $212,800   $ 6,262      $0      $  0       $0
 2003.......................     $40,882       $0    $112,900   $ 8,267      $0      $364       $0
Scudder Municipal Income
 Trust
 2002.......................     $56,801       $0    $212,800   $10,024      $0      $  0       $0
 2003.......................     $40,845       $0    $112,900   $ 6,687      $0      $364       $0
Scudder Strategic Municipal
 Income Trust
 2002.......................     $55,679       $0    $212,800   $ 9,826      $0      $  0       $0
 2003.......................     $39,494       $0    $112,900   $ 6,687      $0      $364       $0
Scudder Strategic Income
 Trust
 2002.......................     $38,849       $0    $212,800   $ 6,856      $0      $  0       $0
 2003.......................     $39,099       $0    $112,900   $ 6,617      $0      $364       $0


---------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of each Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Advisor Entities with respect to operations and financial reporting of the Fund. There are several de minimis exceptions. The Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. Pre-approval of non-audit services described in item (i) is not required if the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided. Pre-approval of non-audit services described in item (ii) is not required if the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Advisor or any Advisor Entities providing ongoing services to the Fund, to the independent auditors during the fiscal year in which the non-audit services are provided.

ALL NON-AUDIT FEES. The table below shows the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Funds and to the Advisor Entities for the two most recent fiscal years for each Fund.

                          KHI          KGT          KMM          KTF          KSM          KST
                       ----------   ----------   ----------   ----------   ----------   ----------
2002.................  $  970,199   $  969,836   $  969,754   $  973,516   $  973,318   $  970,348
2003.................  $3,750,630   $3,749,595   $3,750,631   $3,749,051   $3,749,051   $3,748,981

In assessing E&Y's independence, the Audit Committee considers the opinions of Fund management.

   ITEM 3. APPROVAL OF THE MODIFICATION OR ELIMINATION OF CERTAIN INVESTMENT POLICIES AND THE ELIMINATION OF THE SHAREHOLDER APPROVAL REQUIREMENT AS TO
                             CERTAIN OTHER MATTERS.


THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSAL DISCUSSED BELOW FOR EACH APPLICABLE FUND.


The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Boards that some of the Funds' fundamental policies that are not required to be such under the 1940 Act were adopted in the past to reflect industry conditions at the time and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of each Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders. The proposal is described in more detail below.

This proposal is sub-divided into the following three sections:

(1) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES. All of the Funds listed below currently require shareholder approval to amend investment objectives and certain investment policies. The first section of this proposal seeks shareholder approval of the elimination of the shareholder approval requirement for amending
(a) "investment objectives" and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder approval requirement for amending the investment objective (or objectives) of a Fund is intended to enhance the Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is difficult to determine precisely which policies are fundamental on the basis of the language in the Funds' Prospectuses and, if applicable, Statements of Additional Information, thus creating uncertainty and restricting the Funds' investment flexibility and their ability to respond to changing regulatory and industry conditions.

(2) REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Funds' Boards with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Funds' policies.

(3) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES. This proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Boards of the Funds anticipate adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Boards the elimination of several of them as being inappropriate or unnecessary under current conditions.

Each proposed policy is identified in bold-type below, together with a list of Funds whose shareholders' vote is required.

Each Fund's current fundamental policies are set forth in Appendix 4. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by a Board, will be reflected in each Fund's next annual shareholder report and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval. Except as specifically indicated below, the Board of each Fund does not presently intend to change the investment objective(s) or make any significant changes to its basic investment policies. Shareholders would receive notice prior to the implementation of any such change.


Approval of each item of this proposal with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of (A) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (B) more than 50% of the outstanding voting securities of a Fund. If the shareholders of any Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current policy or approval requirement will remain in effect.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

INVESTMENT OBJECTIVES

PROPOSAL 3.0: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE INVESTMENT OBJECTIVE(S) OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

This proposal applies to all Funds.

Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen each Fund's ability to respond to changing circumstances. The Board of each Fund does not presently intend to modify any investment objective, and would disclose any changes to applicable shareholders in the next annual report to shareholders following the change.

INVESTMENT POLICIES

PROPOSAL 3.1: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE "INVESTMENT POLICIES" OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROXY STATEMENT.

This proposal applies to:

KHI                    KGT  KMM
KTF                    KST

This proposal is intended to provide the Funds with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder approval requirement for amending "investment policies" which are not specifically identified as fundamental. The Funds' Prospectuses currently contain a statement that characterizes some or all of the "investment policies" of a Fund as fundamental.

Management believes that these current statements are overbroad and, therefore, create difficulty for portfolio managers in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statements also unnecessarily restrict a Fund's flexibility and may make it more difficult to respond to changing conditions. For KTF, its policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, will remain fundamental. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of a Fund to modify its investment policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Fund's investment objective and its clearly-identified fundamental policies.


REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT

DIVERSIFICATION

PROPOSAL 3.2(A): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

This proposal applies to:

KHI                    KGT  KMM
KTF                    KST

Each Fund identified above is currently classified as a diversified, closed-end investment company. Under the 1940 Act, a "diversified" Fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently, each Fund also has adopted additional diversification policies. Each Fund, with respect to 75% of the value of its total assets, may not invest more than 5% of the value of its total assets in the securities of any one issuer, and with respect to 100% of the value of its total assets, may not purchase more than 10% of the securities of any one issuer. Each of the Funds' policies includes an exception for U.S. Government securities.

Accordingly, the elimination of the additional diversification policies for a Fund means that the Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the additional diversification policies that apply to 75% of the value of a Fund's total assets will not represent a substantive change to that Fund's diversification requirements. However, the elimination of the additional diversification policies that apply to 100% of the value of a Fund's total assets will cause that Fund to have less restrictive diversification requirements.

PROPOSAL 3.2(B): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF KSM, IT WILL REMAIN A "NON-DIVERSIFIED" FUND UNDER THE 1940 ACT BUT WILL ELIMINATE AS FUNDAMENTAL THE CURRENT DIVERSIFICATION POLICIES.

This proposal applies to: KSM.

KSM has elected to be classified as a non-diversified, closed-end investment company. Consequently, the Fund has no diversification requirements under the 1940 Act. However, the Fund currently has diversification policies that restrict the Fund, with respect to 50% of the value of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer, and with respect to the other 50% of its total assets, from investing more than 25% of the value of its total assets in the securities of any one issuer. These diversification policies reflect the requirements of the Internal Revenue Code of 1986, as amended, for a fund to qualify for the favorable tax status as a "regulated investment company." Whether or not this proposal is approved by shareholders, the Fund intends to continue to meet these requirements.

BORROWING

PROPOSAL 3.3: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

The current policy of KTF and KSM prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case each may borrow up to one-third of the value of its total assets. The current policy of KGT prohibits borrowing except to repurchase shares, and the current policy of KGT and KST prohibits borrowing unless immediately after each such borrowing there is asset coverage of at least 300% (including the proceeds of such borrowing). The current policy of KHI and KMM prohibits borrowing except to the extent permitted by applicable law. Although these Funds' current policies are essentially the same as the proposed policies, the Funds are participating in this proposal so as to standardize the Funds' policies.

The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to

33 1/3% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. To the extent a Fund borrows for leverage, such borrowings increase the Fund's volatility and the risk of loss in a declining market. The Advisor intends to recommend to the Board of KGT that, if this proposal is approved, KGT be authorized to borrow for leverage purposes.

SENIOR SECURITIES

PROPOSAL 3.4: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

The current policy of KHI and KGT prohibits the issuance of senior securities, except for borrowing, and excludes collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin, from the definition of senior securities. The current policy of KMM prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) preferred shares, (ii) short or intermediate term notes, (iii) borrowing or (iv) transactions involving futures contracts or the writing of options. The current policy of KTF and KSM prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) preferred shares, (ii) borrowings or (iii) transactions involving futures contracts or the writing of options. The current policy of KST prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) borrowings, including reverse repurchase agreements and (ii) transactions involving futures contracts or the writing of options.

CONCENTRATION

PROPOSAL 3.5: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in the same industry. For each of the Funds, there are exceptions for U.S. Government securities and/or state securities. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the SEC, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of a Fund.

UNDERWRITING OF SECURITIES

PROPOSAL 3.6: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

This proposal applies to all Funds.

The proposed underwriting policy has been re-worded without making any material changes.

INVESTMENT IN REAL ESTATE

PROPOSAL 3.7: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES, OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

This proposal applies to all Funds.

The proposed real estate policy re-words the current policies without making any material changes. The policies of KHI and KGT currently also prohibit investment in interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of the business of the Funds.

PURCHASE OF COMMODITIES

PROPOSAL 3.8: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

This proposal applies to all Funds.

The Funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts, and foreign currency transactions. Under the proposed policy, each Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities and would be permitted, subject to Board approval, to engage in transactions in financial futures and related options and foreign currency transactions for hedging and non-hedging purposes.

LENDING

PROPOSAL 3.9: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

Each Fund's current lending policy prohibits making loans to others. There may be exceptions for loans of portfolio securities and to the extent the entry into repurchase agreements, the purchase of debt securities or interests in indebtedness in accordance with a Fund's investment objective(s) and policies are deemed to be loans. The proposed policy, unlike the current policies, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by DeIM could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's particular circumstances.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES


The policies listed below (Margin Purchases and Short Sales, Restricted and Illiquid Securities, Investment in Other Investment Companies and Investment other than in Municipal Securities and Temporary Investments) reflected industry conditions at the time. Management believes that each of these policies should be eliminated as a fundamental policy in the interest of simplicity and flexibility. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.


MARGIN PURCHASES AND SHORT SALES

PROPOSAL 3.10: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

This proposal applies to all Funds.

Each Fund is currently either prohibited from (1) making purchases on margin and/or making short sales, except for options transactions, unless the Fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time, (2) making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures, currency, interest rate and other hedging transactions, and options transactions, or (3) writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put. If elimination of this restriction is approved by shareholders, each Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit a Fund to borrow money only as permitted by applicable law.

RESTRICTED AND ILLIQUID SECURITIES

PROPOSAL 3.11: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF RESTRICTED AND ILLIQUID SECURITIES.

This proposal applies to:

         KGT                  KTF                 KSM

Each Fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result: (1) more than 20% of the Fund's total assets would be invested in illiquid securities or restricted securities; or (2) more than 10% of total assets would be invested in repurchase agreements maturing in more than seven days.


INVESTMENT IN OTHER INVESTMENT COMPANIES


PROPOSAL 3.12: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES.

This proposal applies to:

         KHI               KGT            KMM            KST

The Funds are currently prohibited from purchasing securities of other investment companies, if more than 3% of the outstanding voting stock of such investment company would be held by a Fund; if more than 5% of total assets of a Fund would be invested in any such investment company; or if a Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets. The 1940 Act limits a fund's ability to invest in other investment companies.

INVESTMENT OTHER THAN IN MUNICIPAL SECURITIES AND TEMPORARY INVESTMENTS

PROPOSAL 3.13: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT OTHER THAN IN MUNICIPAL SECURITIES AND TEMPORARY INVESTMENTS.

This proposal applies to:

            KSM                          KTF

The Funds are currently prohibited from purchasing securities or from the making of investments other than in municipal securities and temporary investments. Management believes that this policy is not meaningful.

MISCELLANEOUS



GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone, facsimile or made electronically. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. The Funds have engaged Georgeson Shareholder Communications Inc. ("GSC") to assist in the solicitation of proxies at a total estimated cost of $9,500 per Fund plus expenses. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject the Fund to additional expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.



If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact GSC toll free at (866) 800-0586. Any proxy given by a shareholder is revocable until voted at the Meeting.



PROPOSALS OF SHAREHOLDERS. It is currently anticipated that the 2005 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 17, 2004 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such notice received no later than February 18, 2005 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund(s).

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted in favor of each Item referred to in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.


Item 1, election of Trustees for a Fund, requires a plurality vote of the shares of such Fund voting at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Trustees and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the seven remaining Trustees. Item 2, ratification of the selection of independent auditors for a Fund, requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Item 3, approval of modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to other matters, requires the affirmative vote of a majority of the outstanding voting securities, as defined on page 20, of the particular Fund. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. On Item 3, abstentions and broker non-votes will not be counted as votes cast and will have the effect of a "no" vote.


At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. In the event that the necessary quorum to transact business or the vote required to approve any Item is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Item. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Item and will vote against any such adjournment those proxies to be voted against that Item. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


HOUSEHOLDING INFORMATION. Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Funds, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Advisor at
(800) 621-1048, or write to the Advisor at 222 South Riverside Plaza, Chicago, Illinois 60606.


A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING (800) 621-1048.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ITEMS 1, 2 AND 3.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                         By order of the Boards,

                                                               /s/ John Millette
                                                                   John Millette
                                                                       Secretary

                                                                      APPENDIX 1


                                 SCUDDER FUNDS


                                (CHICAGO BOARD)



                            AUDIT COMMITTEE CHARTER


                             ADOPTED JULY 18, 2001


                              AMENDED MAY 14, 2003


                             AMENDED MARCH 17, 2004



I. PURPOSE



The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.



The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements;(2) (3) the independent auditors' qualifications and independence; and (4) the performance of the Fund's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser's internal audit department, Fund management, and the Board.(3)



- Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.



- The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Fund's accounting, reporting and internal control practices.


---------------

(1) To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."



(2) The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee's function is limited to the activities set out in Section IV.



(3) If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser's internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser's internal audit department as set forth in Section IV.B.2.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.(4)



Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.



II. COMPOSITION



The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:



- he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940; and



- he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).



Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert"(5) as defined in


---------------


(4) If the Fund is a listed closed-end investment company, the Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 11.



(5) An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

Form N-CSR.(6) The Audit Committee will submit such determination to the Board for its final determination.



The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.



No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Fund (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.



III. MEETINGS



The Audit Committee shall meet five times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.



As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser's internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.



IV. RESPONSIBILITIES AND DUTIES



To fulfill its responsibilities and duties the Audit Committee shall:



A. Charter



   Review this Charter, annually, and recommend changes, if any, to the Board.



B. Internal Controls



   1. Review, annually, with Fund management and the independent auditors:



       (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management


---------------


(6) If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

            personnel responsible for accounting and financial reporting; and



       (b) their separate evaluation of the adequacy and effectiveness of the Fund's system of internal controls, including those of the Fund's service providers.



   2. Review, with Fund management, the independent auditors and the Adviser's internal audit department:



       (a) the Adviser's internal audit department's internal audit scope and plan related to the Fund's systems for accounting, reporting and internal controls;



       (b) the responsibilities, resources and staffing of the Adviser's internal audit department with respect to the activities in IV.B.2.(a) above; and



       (c) any significant internal audit findings or recommendations related to the Fund's systems for accounting, reporting and internal controls and Fund management's response.



   3. Establish procedures for the receipt, retention and treatment of complaints received by the Fund and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.



   4. Review, annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.



C. Independent Auditors



   1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:



       (a) the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and



       (b) the independent auditors shall report directly to the Audit
           Committee.

   2. Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):



       (a) bookkeeping or other services related to the accounting records or financial statements of the Fund;



       (b) financial information systems design and implementation;



       (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;



       (d) actuarial services;



       (e) internal audit outsourcing services;



       (f) management functions or human resources;



       (g) broker or dealer, investment adviser, or investment banking services;



       (h) legal services and expert services unrelated to the audit; and



       (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.



   3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(7) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.



          - The Chairman of the Audit Committee (or, in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.



          - Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:



       (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the


---------------

(7) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

    independent auditors during the fiscal year in which the non-audit services are provided; and



       (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and



       (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.



          - Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to
            Section IV.C.3 above is not required, if:



            (i) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;



            (ii) the services were not recognized by Fund management at the time of the engagement as non-audit services; and



            (iii) such services are promptly brought to the attention of the
                  Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.



   4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:



       (a) the independent auditors' internal quality-control procedures;



       (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and



       (c) all relationships between the independent auditors and the Fund, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).



       In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser's internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.



   5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).



   6. On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.



   7. Review the management letter prepared by the independent auditors and Fund management's response.



D. Financial Reporting Processes



   1. If the Fund is a listed closed-end investment company,



       (a) review with Fund management and the independent auditors, the Fund's audited financial statements, including management's discussion of Fund performance, and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder; and



       (b) review the Fund's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

   2. Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards No. 61, including:



       - the independent auditors' judgments about the quality, and not just the acceptability, of the Fund's accounting principles as applied in its financial reporting;



       - the process used by Fund management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;



       - all significant adjustments arising from the audit, whether or not recorded by the Fund;



       - when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;



       - any disagreements with Fund management regarding accounting or reporting matters;



       - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and



       - significant deficiencies in the design or operation of internal controls.



   3. The independent auditors shall report, within 90 days prior to the filing of the Fund's annual financial statements with the SEC, to the Audit
      Committee:



       (a) all critical accounting policies and practices to be used;



       (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;



       (c) other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

       (d) all non-audit services provided to an entity in the "investment company complex"(8) as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.



   4. Review, annually, with Fund management and the independent auditors, the Fund's "disclosure controls and procedures"(9) as defined in Rule 30a-3(c) under the Investment Company Act of 1940.



   5. Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's "disclosure controls and procedures."



E. Process Improvements



   Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.



F. Legal and Compliance



   1. Review any legal or regulatory matters that arise that could have a material impact on the Fund's financial statements.



   2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund


---------------


(8) "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity:
    (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.



(9) "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

    management has taken to monitor and control such risk exposures.(10)



   3. Establish clear hiring policies for the Fund with respect to employees or former employees of the independent auditors.



G. Other Responsibilities



   1. Review, annually, the performance of the Audit Committee.



   2. If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.(11)



   3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee's judgment, that is appropriate.



   4. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.



   5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.



V. FUNDING



The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.


---------------


(10) The Board has delegated to other committees oversight related to investment risks.



(11) Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and
     (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                                                                      APPENDIX 2


                                 SCUDDER FUNDS


                                (CHICAGO BOARD)



                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER


                             ADOPTED JULY 18, 2001


                            AMENDED JANUARY 15, 2003


                             AMENDED MARCH 17, 2004



I. PURPOSE



The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance and Procedures Guidelines.



II. COMPOSITION



The Nominating and Governance Committee shall be comprised of three or more board members(1) as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.



The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.



III. MEETINGS



The Nominating and Governance Committee shall meet three times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.


---------------

(1) To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

IV. RESPONSIBILITIES AND DUTIES



To fulfill its responsibilities and duties the Nominating and Governance Committee shall:



A. Board Nominations and Functions



   1. Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:



       (a) The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.



       (b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders.



       (c) Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.



       (d) Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.



   2. Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund's investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee. Suggestions for candidates must include a resume of the candidate.



   3. Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.



   4. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.



   5. Review annually Independent Director compensation, including compensation deferral programs and Fund ownership criteria, and recommend any appropriate changes to the Independent Directors as a group.



   6. Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

   7. Oversee the development and implementation by the Fund's investment manager and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.



B. Committee Nominations and Functions



   1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.



   2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.



C. Insurance



   1. At least annually, review the Fund's fidelity bond for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.



   2. At least annually, review the Fund's directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.



   3. At least annually, review other insurance policies and assess needs for other types of coverage.



D. Proxy Voting



   At least annually, review the proxy voting policies and procedures.



E. Other Powers and Responsibilities



   1. Review this Charter, annually, and recommend changes, if any, to the Board.



   2. Review compliance with the relevant codes of ethics and consider any proposed changes to the codes of ethics.



   3. Review Fund governance structure for compliance with legal requirements.



   4. Monitor the performance of legal counsel employed by the Fund and the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.



   5. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

   6. Retain any search firm to identify Board member candidates, at the expense of the Fund, if, in the Committee's judgment, this is appropriate.



   7. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.



   8. Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.



F. Litigation.



   As needed, review Fund litigation matters.

                                                                      APPENDIX 3

                         TRUSTEE/NOMINEE SHAREHOLDINGS


Many of the Trustees/Nominees own shares of funds in the Scudder Fund Complex, allocating their investments among such funds based on their individual needs. The following table sets forth, for each Trustee/Nominee, as of December 31, 2003, the number of shares beneficially owned in each Fund, the dollar range of securities owned in each Fund, and the aggregate dollar range of all shareholdings in all funds advised by DeIM for which such person is a board member or nominee. As of December 31, 2003, each Trustee/Nominee individually, and the executive officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund.


                             NON-INTERESTED PERSONS

                                                             AGGREGATE DOLLAR RANGE
                                                             OF SECURITIES OWNED IN
                        NUMBER OF       DOLLAR RANGE OF     ALL FUNDS IN THE SCUDDER
NAME OF               SHARES OWNED     SECURITIES OWNED      FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE       IN EACH FUND       IN EACH FUND              BY TRUSTEE
---------------       -------------    ----------------     ------------------------
John W. Ballantine,    KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
Lewis A. Burnham,      KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
Donald L. Dunaway,     KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
James R. Edgar,        KHI--0               None              Over $100,000*
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF --0              None

                                                             AGGREGATE DOLLAR RANGE
                                                             OF SECURITIES OWNED IN
                        NUMBER OF       DOLLAR RANGE OF     ALL FUNDS IN THE SCUDDER
NAME OF               SHARES OWNED     SECURITIES OWNED      FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE       IN EACH FUND       IN EACH FUND              BY TRUSTEE
---------------       -------------    ----------------     ------------------------
Paul K. Freeman,       KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
Robert B. Hoffman,     KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
Shirley D. Peterson,   KHI--0               None               Over $100,000
Trustee                KGT--0               None
                       KMM--0               None
                       KSM--0               None
                       KST--0               None
                       KTF--0               None
John G. Weithers,      KHI--2,700     $10,001--$50,000         Over $100,000
Trustee                KGT--1,400        $1--$10,000
                       KMM--1,200     $10,001--$50,000
                       KSM--             $1--$10,000
                       Preferred--0
                       Common--400
                       KST--1,300     $10,001--$50,000
                       KTF--             $1--$10,000
                       Preferred--0
                       Common--500

---------------

* Reflects shadow shares held by Governor Edgar pursuant to the Deferred Compensation Plan.

                               INTERESTED PERSON


                                                         AGGREGATE DOLLAR RANGE
                                                         OF SECURITIES OWNED IN
                       NUMBER OF     DOLLAR RANGE OF     ALL FUNDS IN THE FUND
NAME OF               SHARES OWNED   SECURITIES OWNED    COMPLEX TO BE OVERSEEN
TRUSTEE/NOMINEE       IN EACH FUND     IN EACH FUND            BY TRUSTEE
---------------       ------------   ----------------   ------------------------
William N. Shiebler,  KHI--0               None            Over $100,000
Nominee               KGT--0               None
                      KMM--0               None
                      KSM--0               None
                      KST--0               None
                      KTF--0               None

As of December 31, 2003, the Trustees/Nominees and executive officers of the Funds as a group owned beneficially the following shares of each Fund:



                                                                SHARES
                                                             BENEFICIALLY
FUND                                                           OWNED(1)
----                                                         ------------
KHI........................................................      2,900
KGT........................................................      1,600
KMM........................................................      1,400
KTF(2).....................................................        500
KSM(2).....................................................        400
KST........................................................      1,400


---------------


 (1) Includes shares held by Mr. Fred Renwick, an Independent Trustee, who will retire from the Funds' Board, effective June 29, 2004.



 (2) Common Shares

                                                                      APPENDIX 4

                   CURRENT FUNDAMENTAL INVESTMENT OBJECTIVES
                                  AND POLICIES

                       SCUDDER HIGH INCOME TRUST ("KHI")

INVESTMENT OBJECTIVES

KHI has the following fundamental objectives:

     1. The Fund seeks, through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the Fund's investment advisor.

     2. As a secondary objective, the Fund seeks capital gains where consistent with its primary objective.

INVESTMENT POLICIES


All of KHI's other investment policies (as well as its objective and its restrictions) have been designated as "fundamental." Specifically, as a matter of fundamental policy, at least 65% of the Fund's assets will, in normal circumstances, be invested in securities which provide the potential to result in high income to the Fund, but which have speculative characteristics such as lower credit quality, currency exchange risk, liquidity constraints and/or risk associated with related options and hedging activities.


KHI may not, as a fundamental policy:

     1. borrow money except to the extent permitted by applicable law;

     2. purchase any security or evidence of interest therein on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options [described in its prospectus dated April 21, 1988];

     3. underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1993 in selling a portfolio security;

     4. purchase or sell real estate (except that the Fund may invest in securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (except for hedging transactions and except for investments in the securities of issuers which invest in or sponsor such programs) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

     5. invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply with respect to investments in U.S. Government securities;

     6. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

     7. except for the borrowing provided in Paragraph (1), issue any "senior security" as that term is defined in the 1940 Act (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

     8. make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objectives, policies and restrictions;

     9. except for options transactions, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options); and

    10. invest in the securities of any other investment company, if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

                    CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE
                                  AND POLICIES


                       SCUDDER INTERMEDIATE GOVERNMENT &


                              AGENCY TRUST ("KGT")


INVESTMENT OBJECTIVE

The Fund has the following fundamental objective:

The Fund's investment objective is to provide high current income consistent with preservation of capital by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

INVESTMENT POLICIES


As a non-fundamental policy, at least 80% of net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. Government Securities.



All of KGT's other investment policies (as well as its objective and its restrictions) are fundamental including, in particular, that:


At least 65% of the Fund's assets will, in normal circumstances, be invested in U.S. Government Securities. U.S. Government Securities shall include the following: U.S. Treasury Securities, Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities, Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities, and Zero Coupon U.S. Government Securities. Options, futures and options on futures will not be counted for purposes of satisfying the 65% policy;

The Fund will maintain a dollar weighted average portfolio maturity of between three and ten years; and

The Fund will seek to enhance income by writing options on U.S. Government Securities and foreign government securities and on indices based on U.S. Government Securities and foreign government securities and may engage in interest rate, foreign currency and other hedging transactions.

KGT may not, as a matter of fundamental policy:

     1. borrow money, except the Fund may borrow to repurchase shares of the Fund if, after each such borrowing, the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of senior securities representing indebtedness of the Fund is at least 300%. To the extent the Fund engages in any such borrowings, it will be in a leveraged position;

     2. purchase any security or evidence of interest therein on margin except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options [described in its prospectus dated July 21, 1988].

     3. underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     4. invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 20% of the Fund's assets (taken at market value) would be invested in such securities. For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid;

     5. purchase or sell real estate (except that the Fund may invest in securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (except for hedging transactions and except for investments in the securities of issuers which invest in or sponsor such programs) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

     6. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to U.S. Government Securities or to the investment of 25% of its total assets;

     7. except for the borrowing provided in Paragraph (1), issue any "senior security" as that term is defined in the 1940 Act (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

     8. make loans to other persons except through the lending of its portfolio securities and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions;

     9. except for options transactions, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

    10. invest in the securities of any other investment company, if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; and

    11. invest more than 25% of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies, authorities and instrumentalities of the U.S. Government.

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                   SCUDDER MULTI-MARKET INCOME TRUST ("KMM")

INVESTMENT OBJECTIVE

KMM has the following fundamental objective:

The Fund's investment objective is to provide high current income consistent with prudent total return asset management.

INVESTMENT POLICIES

All of KMM's investment policies (as well as its objective and its restrictions) are fundamental.

KMM may not, as a fundamental policy:

     1. issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) short or intermediate term notes which immediately after issuance will have asset coverage of at least 300%,
        (iii) the borrowings described under subparagraph 10 below or (iv) transactions involving futures contracts or the writing of options within the limits described herein;

     2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated January 23, 1989];

     3. underwrite any issue of securities, except to the extent that the purchase of securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

     4. invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     5. purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

     6. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated January 23, 1989];

     7. make loans, other than by lending portfolio securities and by entering into repurchase agreements and through the purchase of securities or temporary investments in accordance with its investment objective, policies and limitations;

     8. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets;

     9. invest in the securities of any other investment company (including a private issuer of collateralized mortgage obligations operating under an SEC order exempting it from registration as an investment company under the 1940 Act), if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; or

    10. borrow money except to the extent permitted by applicable law.

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                     SCUDDER MUNICIPAL INCOME TRUST ("KTF")

INVESTMENT OBJECTIVE

KTF has the following fundamental objective:

The Fund's investment objective is to provide a high level of current income exempt from federal income tax.

INVESTMENT POLICIES


As a fundamental policy, under normal circumstances, the Fund will seek to achieve its objective by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities.


As a matter of fundamental policy:

The Fund will invest substantially all of its net assets in tax-exempt municipal securities valued at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc.

("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated municipal securities which in the opinion of the Advisor have credit characteristics equivalent to, and will be of comparable quality to, municipal securities rated within the four highest grades by Moody's or S&P. The Fund may not invest more than 20% of its net assets in such unrated municipal securities.

The Fund intends to emphasize investments in municipal securities with long term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment. The Advisor expects that the Fund's portfolio will be primarily invested in securities with maturities ranging from 10 to 30 years with an average weighted maturity of 20-25 years.

During temporary defensive periods, the Fund may invest any percentage of its net assets in taxable temporary investments. The Fund will invest only in temporary investments which are U.S. Government securities or securities rated within the two highest grades by Moody's or S&P, and which mature within one year from the date of purchase.

KTF may not, as a fundamental policy:

     1. issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowings described under subparagraph (3) below or (iii) transactions involving futures contracts or the writing of options [within the limits described in its prospectus dated October 20, 1988];

     2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated October 20, 1988];

     3. borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when borrowings exceed 5% of its total assets (taken at value);

     4. underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

     5. invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

     7. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated October 20, 1988];

     8. make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

     9. invest in securities other than municipal securities and temporary investments [as those terms are defined in its prospectus dated October 20, 1988];

    10. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets; or

    11. invest more than 10% of its total assets in repurchase agreement maturing in more than seven days.

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                SCUDDER STRATEGIC MUNICIPAL INCOME TRUST ("KSM")

INVESTMENT OBJECTIVE

KSM has the following fundamental objective:

The Fund's investment objective is to provide a high level of current income exempt from federal income tax.

INVESTMENT POLICIES


As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in municipal securities.


KSM may not, as a fundamental policy:

     1. issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowings described under subparagraph 3 below or (iii) transactions involving futures contracts or the writing of options [within the limits described in its prospectus dated March 22, 1989];

     2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated March 22, 1989];

     3. borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when borrowings exceed 5% of its total assets (taken at value);

     4. underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

     5. invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

     7. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated March 22, 1989];

     8. make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

     9. invest in securities other than municipal securities and temporary investments [as those terms are defined in its prospectus dated March 22, 1989];

    10. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities and except that with respect to 50% of the Fund's total assets the Fund may invest up to 25% of its total assets in securities of any one issuer; or

    11. invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                     SCUDDER STRATEGIC INCOME FUND ("KST")

INVESTMENT OBJECTIVE

KST has the following fundamental objective:

The Fund's investment objective is to provide high current income.

INVESTMENT POLICIES

All of KST's investment policies (as well as its objective and restrictions) are fundamental. Specifically, as a matter of fundamental policy:

The Fund will seek to achieve its objective by investing its assets in a combination of (1) lower rated corporate fixed income securities, (2) fixed income securities of emerging market and other foreign issuers and (3) fixed income securities of the U.S. Government and its agencies and instrumentalities and private mortgage-backed issuers. Up to 70% of the Fund's total assets may be invested in any one of such categories.

KST may not, as a fundamental policy:

     1. issue senior securities, as defined in the 1940 Act, other than (i) borrowings, including reverse repurchase agreements, if immediately after each such borrowing there is asset coverage of at least

        300% (including the proceeds of such borrowing) and (ii) transactions involving futures contracts or the writing of options [within the limits described in its Statement of Additional Information and in its prospectus dated April 29, 1994];

     2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated April 29, 1994];

     3. underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     4. invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     5. purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

     6. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its Statement of Additional Information dated April 29, 1994];

     7. make loans, other than by lending portfolio securities and by entering into repurchase agreements and through the purchase of securities or temporary investments in accordance with its investment objective, policies and limitations;

     8. invest in the securities of any other investment company if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; or

     9. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
P R O X Y



                 SCUDDER MUNICIPAL INCOME TRUST - COMMON SHARES

           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2004





The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110 on June 29, 2004, at 4:00 p.m. Eastern time and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 866-800-0586.


         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Municipal Income Trust offers shareholders of record three alternative ways of voting their proxies:
      - By Telephone
      - Through the Internet (using a browser)
      - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:
Available only until 4:00 p.m. Eastern time June 28, 2004.
      - Call Toll-Free: 1-877-260-0394 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
      - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:
Available only until 4:00 p.m. Eastern time on June 28, 2004.
      - Visit the Internet voting Website at http://proxy.georgeson.com.
      - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
      - You will incur only your usual Internet charges.

VOTING BY MAIL:
      - Simply sign and date your proxy card and return it in the postage-paid envelope.
                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
                                                                              _
                                                                               |
 /X/ TO VOTE, MARK BLOCKS
     BELOW IN BLUE OR BLACK
     INK AS INDICATED AT LEFT

    THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE
                                "FOR" ALL ITEMS.

                                     FOR   WITHHOLD  FOR ALL
                                     ALL     ALL     EXCEPT
  1.  To elect nine Trustees to      [ ]     [ ]      [ ]
      the Board of the Fund:

      01) John W. Ballantine, 02) Lewis A.Burnham,
      03) Donald L. Dunaway,  04) James R. Edgar,
      05) Paul K. Freeman,    06) Robert B. Hoffman,
      07) Shirley D. Peterson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

---------------------------------------------------------------------------

2.    To ratify the selection of     FOR    AGAINST   ABSTAIN
      Ernst & Young LLP as the       [ ]     [ ]        [ ]
      Fund's independent
      auditors for the current
      fiscal year.

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

                                     FOR    AGAINST    ABSTAIN
    3.0  Investment
         Objectives                  [ ]     [ ]        [ ]

    3.2(a) Diversification           [ ]     [ ]        [ ]

    3.3  Borrowing                   [ ]     [ ]        [ ]

    3.4  Senior
         Securities                  [ ]     [ ]        [ ]

    3.5  Concentration               [ ]     [ ]        [ ]

    3.6  Underwriting of
         Securities                  [ ]     [ ]        [ ]

    3.7  Investment in
         Real Estate                 [ ]     [ ]        [ ]

    3.8  Purchase of
         Commodities                 [ ]     [ ]        [ ]

    3.9  Lending                     [ ]     [ ]        [ ]

    3.10 Margin Purchases
         and Short Sales             [ ]     [ ]        [ ]

    3.11 Restricted and
         Illiquid Securities         [ ]     [ ]        [ ]

    3.13 Investment other than
         in Municipal Securities
         and Temporary Investments   [ ]     [ ]        [ ]

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD.

TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ABOVE.


Signature ______________________________________________

Date ___________________________________________________

Signature (Joint) ______________________________________

Date____________________________________________________

Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.

|_

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
P R O X Y



               SCUDDER MUNICIPAL INCOME TRUST - PREFERRED SHARES

           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2004





The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110 on June 29, 2004, at 4:00 p.m. Eastern time and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! PLEASE SIGN,DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 866-800-0586.


         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
                                                                              _
                                                                               |
 /X/ TO VOTE, MARK BLOCKS
     BELOW IN BLUE OR BLACK
     INK AS INDICATED AT LEFT

    THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE
                                "FOR" ALL ITEMS.

                                     FOR   WITHHOLD  FOR ALL
                                     ALL     ALL     EXCEPT
  1.  To elect nine Trustees to      [ ]     [ ]      [ ]
      the Board of the Fund:

      01) John W. Ballantine, 02) Lewis A. Burnham,
      03) Donald L. Dunaway,  04) James R. Edgar,
      05) Paul K. Freeman, 06) Robert B. Hoffman,
      07) Shirley D. Peterson, 08) William N. Shiebler,
      09) John G. Weithers

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

---------------------------------------------------------------------------

2.    To ratify the selection of     FOR    AGAINST   ABSTAIN
      Ernst & Young LLP as the       [ ]     [ ]        [ ]
      Fund's independent
      auditors for the current
      fiscal year.

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

                                     FOR    AGAINST    ABSTAIN
    3.0  Investment
         Objectives                  [ ]     [ ]        [ ]

    3.1  Investment
         Policies                    [ ]     [ ]        [ ]

    3.2(a) Diversification           [ ]     [ ]        [ ]

    3.3  Borrowing                   [ ]     [ ]        [ ]

    3.4  Senior
         Securities                  [ ]     [ ]        [ ]

    3.5  Concentration               [ ]     [ ]        [ ]

    3.6  Underwriting of
         Securities                  [ ]     [ ]        [ ]

    3.7  Investment in
         Real Estate                 [ ]     [ ]        [ ]

    3.8  Purchase of
         Commodities                 [ ]     [ ]        [ ]

    3.9  Lending                     [ ]     [ ]        [ ]

    3.10 Margin Purchases
         and Short Sales             [ ]     [ ]        [ ]

    3.11 Restricted and
         Illiquid Securities         [ ]     [ ]        [ ]

    3.13 Investment other
         than in Municipal
         Securities and
         Temporary Investments       [ ]     [ ]        [ ]


IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD.

Signature ______________________________________________

Date ___________________________________________________

Signature (Joint) ______________________________________

Date____________________________________________________

Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.

|_